Exhibit 99.1

QSAM Biosciences Signs Definitive Agreement to be Acquired by Telix Pharmaceuticals

Austin, TX; February 7, 2024 – QSAM Biosciences Inc. (OTCQB: QSAM) (“QSAM or the “Company”) has signed a definitive Agreement and Plan of Merger (the “Agreement”) providing for the acquisition of the Company by Telix Pharmaceuticals Limited (ASX: TLX) (“Telix”).

Pursuant to the Agreement, QSAM stockholders will receive (i) $33.1 million in Telix ordinary shares (“Telix Shares”) or cash, less an adjustment amount equal to QSAM’s indebtedness and payables as of the merger closing (the “Closing Consideration”), and (ii) contingent value rights (“CVRs”) to receive future payments of up to $90 million upon the achievement of four clinical and commercial milestones within ten years of closing.

Prior to closing the merger, QSAM will effect a reverse stock split of its common stock in a ratio between 1:1000 and 1:2000. Each whole share of QSAM common stock outstanding after the reverse split will receive Telix Shares. Any remaining fractional shares of QSAM common stock resulting from the reverse split will be exchanged for an equivalent value in cash on a per share basis based on the per share price of Telix Shares as of the signing date of the Agreement. All QSAM stockholders will receive one CVR for each QSAM common share held prior to the reverse split.

Telix Shares issued to QSAM stockholders will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), but will be issued pursuant an exemption to the registration requirements thereunder, and more specifically, Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D; and as a result, will be subject to resale restrictions under Rule 144 of the Securities Act.

QSAM stockholders representing greater than a majority of the total voting stock of the Company have already approved the merger. Closing, however, is subject to various conditions set forth in the Agreement including, among others, the filing of a definitive information statement pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Information Statement”). The merger cannot be closed until 20 days after the mailing of the Information Statement to QSAM stockholders.

Dr. C. Richard Piazza, QSAM’s Executive Chairman and co-Founder, stated, “The signing of our Merger Agreement with Telix marks a major milestone for QSAM and our shareholders. We are thrilled to advance this transaction to signing and expect to complete the transaction in the first half of 2024, subject to the timing of our Information Statement and the satisfaction of customary closing conditions. We believe strongly that Telix is the right partner to advance Samarium-153-DOTMP through clinical trials and give this important technology the best chance to improve the lives of patients suffering from bone cancer. We are equally excited for our shareholders, as we believe this is a great outcome for their investments.”

Dr Christian Behrenbruch, Managing Director and Group CEO of Telix said, “The acquisition of QSAM provides Telix with an additional near-term therapeutic pipeline asset, further differentiating our innovation position in radiopharmaceuticals and building depth in Telix’s key disease focus areas of urological and musculoskeletal oncology. Samarium is a highly optimal radionuclide for treating bone metastases, and the combination of Orphan Drug Designation and Rare Pediatric Disease Designation status with Telix’s demonstrated experience in pharmacy-based cold-kit distribution has strong potential for a rapid pathway to commercialisation of this asset.”

Additional details about the Agreement, the CVRs and other material aspects of the merger and agreements and transactions contemplated by the merger will be provided in the Company’s Form 8-K to be filed subsequently with the SEC.

About Telix Pharmaceuticals Limited

Telix is a biopharmaceutical company focused on the development and commercialization of diagnostic and therapeutic radiopharmaceuticals and associated medical devices. Telix is headquartered in Melbourne, Australia with international operations in the United States, Europe (Belgium and Switzerland), and Japan. Telix is developing a portfolio of clinical-stage products that aims to address significant unmet medical needs in oncology and rare diseases. Telix is listed on the Australian Securities Exchange (ASX: TLX).

Visit www.telixpharma.com for further information about Telix, including details of the latest share price, announcements made to the ASX, investor and analyst presentations, news releases, event details and other publications that may be of interest. You can also follow Telix on X and LinkedIn.

Telix’s lead imaging product, gallium-68 (68Ga) gozetotide injection (also known as 68Ga PSMA-11 and marketed under the brand name Illuccix®), has been approved by the FDA,1 by the Australian Therapeutic Goods Administration (TGA),2 and by Health Canada.3

About QSAM Biosciences, Inc.

QSAM Biosciences, Inc. is developing next-generation nuclear medicines for the treatment of cancer and other diseases. QSAM’s initial technology, 153Sm-DOTMP, is a clinical-stage bone-targeting radiopharmaceutical originally developed by IsoTherapeutics Group LLC and now owned by IGL Pharma Inc.

Legal Notice Regarding Forward-Looking Statements: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended, related to QSAM, Telix and the proposed acquisition of QSAM by Telix. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of QSAM, Telix or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could, should and would and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; statements about contingent cash consideration and related milestones as contemplated by the CVR Agreement; and the anticipated timing of closing of the acquisition. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, and contingent cash consideration and related milestones as contemplated by the CVR Agreement — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; risks related to the contingent cash consideration and related milestones as contemplated by the CVR Agreement, including that such milestone may not be achieved and thus the related cash consideration would not become payable; the possibility of business disruptions due to transaction-related uncertainty; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effects of the proposed acquisition (or the announcement thereof) on the trading price of QSAM’s common stock; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against QSAM, Telix or the combined company, including the risk that stockholder litigation in connection with the proposed acquisition may result in significant costs of defense, indemnification and liability, or present risks to the timing or certainty of the closing of the transaction; the ability to retain key personnel; risks relating to the value of Telix’s shares to be issued in the transaction; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction and QSAM’s interim operations; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to QSAM can be found in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

QSAM does not intend to update the forward-looking statements contained in this document as the result of new information or future events or developments, except as required by law.

QSAM Communications

ir@qsambio.com

Namrata Chand, VP-Operations

1 Telix ASX disclosure 20 December 2021.

2 Telix ASX disclosure 2 November 2021.

3 Telix ASX disclosure 14 October 2022.